Exhibit 99.2

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

Operator:

Hello, and welcome to the Capital Trust Fourth Quarter and Year End 2011 Results Conference Call. Before we begin, please be advised that the forward-looking statements contained on this conference call are subject to certain risks and uncertainties including, but not limited to the performance of the Company’s investments, the timing of collections, its capabilities to repay indebtedness as it comes due, competition for servicing and investment management assignments, its ability to originate investments, the availability of capital and the company tax status as well other risks indicated from time to time in the company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. There will be a Q&A session following the conclusion of the presentation. At this time, I will provide instructions for submitting a question to management. I will now turn the call over to Stephen Plavin, CEO of Capital Trust. Please go ahead sir.

Stephen Plavin:

Thank you. Good morning, everyone. Thank you for joining us and for your interest in Capital Trust. With me are Geoff Jervis, our Chief Financial Officer and Tom Ruffing our Chief Credit Officer and Head of Asset Management. Last night, we filed our 10-K and announced our results for the fourth quarter, our third full quarter of operating CT Legacy REIT, the entity formed March 31, 2011 to hold our legacy assets. Geoff will take you through our results and also discuss our Adjusted Balance Sheet and Operating Results.

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

The Capital Trust highlights for 2011 include: the successful restructuring of our balance sheet assets and liabilities completed in March; record revenues and profits at CT Investment Management Company, our investment management and special servicing subsidiary; strong performance at CT Legacy REIT, the entity formed to hold our former balance sheet assets and a 10.4 million dollar increase in our cash balance to 34.8 million dollars at year-end.

The formation of CT Legacy REIT established the necessary time and flexibility to work and collect our legacy assets in a market that should improve over time. Our management of Legacy REIT is focused on maximizing the recovery for all stakeholders, the largest of which are the Capital Trust shareholders.

Subsequent to year-end, we refinanced the remaining 65.3 million dollar Legacy REIT mezzanine financing through an expansion of the senior credit facility with JPMorgan. The refinancing reduces the overall cost of debt in Legacy REIT and helps to streamline its asset management. Since the March formation of Legacy REIT, we have collected $270 million on 14 loans representing over a 99% of par recovery. There are very significant credit challenges remaining within Legacy REIT, the result, to some extent, of adverse selection, and paydown velocity has slowed. We remain confident that Tom and his team will continue to work the assets very hard and achieve strong results.

We had our best year ever in 2011 in CT Investment Management Co, or CTIMCO, our wholly-owned investment management subsidiary maintains strong capabilities in a wide array of activities: lending, investing, asset management, capital raising, special servicing and operating its public company parent. Although our primary business remains investment

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

management, we expanded our special servicing business as the 5-year, peak-of-the-market loans approached maturity. In particular, we have established a strong track record in working out large, structured floating rate loans with securitized senior mortgages and multiple tranches of subordinate debt. We generated over $9 million in special servicing fees in 2011 and have a good forward calendar going into 2012. We expect these fees to diminish beginning in 2013 as we get through the workout cycle.

As for the markets in general, there still remains an excess of capital relative to transaction opportunities. Continued loan extensions and an inability to achieve requisite proceeds from current market sales and refinancings are the primary reasons. We expect this balance to begin to shift during 2012 and sale and recapitalization activity to increase as more, high loan-to-value financings reach truly final maturity, more lenders are forced to reduce portfolios because of regulatory pressure and the terms of new transactions improve for sellers due to lenders and buyers motivation to deploy capital.

We believe that 2012 will be a good vintage for commercial real estate debt although event risk remains high. Global volatility directly affects liquidity in the CMBS market so even a small market strip center can have its value impacted by financial markets in Europe, but the consequence should be short term. The ultimate rise in interest rates will also adversely affect values, but we do believe that real estate fundamentals will improve from current levels.

The CMBS market, though improved from the second half of last year, remains fragile with the investor base for conduit bonds subordinate to senior AAA still thin. Although credit performance of current vintage CMBS is likely to be strong, investors are uncomfortable with the asset quality in conduit offerings and pricing for junior bonds remains wide. The aggressive underwriting and weak credit performance of many legacy securitizations

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

continues to overhang the market. Fear of event risk and price volatility also chills new investment. The restoration of investor confidence in the economy and related commercial real estate credit performance is necessary to boost new conduit activity.

While the specific opportunities in commercial mortgage finance are still emerging from the downturn and will evolve and change over time, we believe that the scale of the opportunity is great and that our platform is very well positioned. Our structured finance and workout expertise is being utilized in our special servicing of large, complex financings. There will be an expanding need for mezzanine financing to fill the proceeds gap on recapitalizations and acquisitions. The floating rate bridge loan market, an historic area of strength for CT, is still dislocated and highly inefficient, funded primarily by private bridge lenders with a high cost of capital. We also continue to see an expanding investment opportunity in the low LTV mezzanine segment where we provide low risk financing junior to investment grade loans on core assets.

A consequence of the aggressive management of our existing portfolios is that they diminish over time so raising the capital to replace them is critical. We are working on plans for successor funds and strategies to expand our investment activities that we hope to roll out later in the year. The capital raising environment is challenging and there can be no assurance that we will be successful, but we do believe that the strength of our platform positions us well in these pursuits. And with that, I will turn it over to Geoff.

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

Geoff Jervis:	Thank you, Stephen and good morning everyone. As Stephen mentioned last night we reported our earnings for 2011 and filed our 10-K.

Consolidated GAAP net income for the year was $258 million, or $10.78 per share on a diluted basis. Total consolidated assets on the balance sheet stood at $1.4 billion and total consolidated liabilities were $1.5 billion, resulting in GAAP equity of negative $129 million.

As we have discussed on previous calls, our GAAP financial statements continue to be subject to required consolidation regimes, distorting the financial picture of the Company. In order to address these presentational issues, in 2011 we began reporting an adjusted income statement and balance sheet, which can be found in both the earnings press release we filed last night and also in the MD&A section of our 10-K. We believe that these adjusted statements allow investors to better understand the economic condition of the Company. These financial statements include four adjustments to our GAAP financials: first, we eliminate the consolidation of CDOs and other securitization vehicles, showing only our net investment in such vehicles and, since all of the liabilities in these vehicles are non-recourse, we only record a net investment to the extent that it has a positive value. Second, we eliminate the assets and liabilities on our GAAP financials associated with loans that we sold, but where the sales did not meet GAAP criteria for sale accounting, and remain consolidated on our financials…we refer to these as participations sold. Third, non-cash interest expense related to the mark to market of interest rate swaps that are no longer designated as cash flow hedges has been eliminated. Finally, the fourth adjustment is that we divide the resulting financial statements into those of CT Legacy REIT and those specific to Capital Trust.

All of the numbers discussed from here forward will be from the adjusted financials, and, as I mentioned earlier, these can be found at the back of our earnings press release and also in the MD&A section of our 10-K.

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

Starting with Capital Trust:

On an adjusted basis, CT recorded net income of $178 million, or $7.87 per share, driven primarily by gains recognized in conjunction with our March 2011 restructuring.

For the 4th quarter, CT reported adjusted earnings of $8.5 million, or $0.37 per share, driven primarily by special servicing fees earned at our CTIMCO subsidiary.

Despite its complex GAAP financial statements, CT’s business is straightforward when viewed on an adjusted basis. Our primary line of business, commercial real estate debt investment management, is executed through our CTIMCO investment management and special servicing platform with $4.5 billion of assets under management from mandates that include: (i) management of Capital Trust, Inc., (ii) management of CT Legacy REIT, (iii) management of our private equity funds and separate accounts, (iv) collateral management of commercial real estate CDOs, and (v) special servicing of securitized loan investments for both CTIMCO-managed vehicles and third parties.

In addition to CTIMCO, our adjusted assets as of December 31st included (i) unrestricted cash of $35 million, (ii) our $10 million co-investment in CT Opportunity Partners I, (a $25 million commitment, of which $15 million remains unfunded), and (iii) our common equity interest in the CT Legacy REIT portfolio recovery. In the aggregate, our adjusted assets stood at $114 million as of year-end.

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

We have no recourse debt, and our adjusted liabilities of $16 million are primarily comprised of the secured notes and the management incentive awards plan related solely to our interest in CT Legacy REIT.

Adjusted shareholders’ equity was $98 million at year-end … and, on a fully diluted basis, book value per share was $3.94.

I will discuss our CTIMCO platform in further detail shortly, but would first like to give some additional color around our net investment in CT Legacy REIT. As of quarter-end, CT Legacy REIT had adjusted assets of $260 million and adjusted liabilities of $124 million, resulting in adjusted equity of $136 million. We own 100% of CT Legacy REIT’s class A-1 shares, 14% of its class A-2 shares, and 8% of its class B shares…resulting in an aggregate investment in CT Legacy REIT of $62 million on an adjusted basis.

Our interest in CT Legacy REIT, however, is further subject to our obligations under the related non-recourse secured notes and management incentive awards plan. The secured notes have a $7.8 million face amount; however they will require a cash repayment of $11.1 million in order to be satisfied. These notes are non-recourse to CT, and are secured solely by a portion of CT’s equity interests in the class A common stock of CT Legacy REIT. The management incentive awards provide for the participation in up to 6.75% of the net equity recovery of CT Legacy REIT. Net of these two obligations, CT’s adjusted book value in the CT Legacy REIT portfolio is $42 million. When thinking about CT’s interest in CT Legacy REIT, it is important to note that this recovery is subordinate to the repayment of debt at CT Legacy REIT and the secured notes furthermore, as the portfolio matures over time, the asset base will become dominated by non-performing and troubled assets and the longer duration performing assets. That said, the recovery is subject to

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

material risk AND is expected to occur in 2014, 2015 and 2016…and while the adjusted presentation is a marked improvement to the consolidated GAAP presentation, it is important to keep in mind that these figures are not present values.

Turning to our investment management business:

All of our investment management activities are conducted through CTIMCO, our wholly-owned, taxable investment management subsidiary.

Our investment management platform earned $10.6 million of gross revenues during the quarter and $22.2 million for the full year, continuing to be a positive cash flow business.

CTIMCO continues to invest CT Opportunity Partners I, which has $540 million of total equity commitments, with over $250 million of dry powder available for investment through September of 2012, as we extended the investment period in Q4. CTIMCO’s other active private equity business line, the “High Grade” business, as we refer to it, is investing on a non-discretionary, separate account basis as CT High Grade Partners II’s investment period expired in May. In addition to these two business lines, we continue to develop plans to capitalize other business lines, including a bridge lending program.

As Steve mentioned, as we look forward, we see a very attractive commercial real estate lending environment with favorable supply/demand and competitive dynamics, and management and the board continue to assess the best manner in which Capital Trust and its CTIMCO platform can address that opportunity.

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

Turning to CT Legacy REIT:

As we discussed on previous calls, in connection with our March 2011 restructuring, we transferred substantially all of our directly held interest earning assets to a newly formed entity, CT Legacy REIT, along with all of our remaining legacy liabilities.

At December 31st, CT Legacy REIT’s portfolio of interest earning assets included 17 loans with a principal balance of $372 million, adjusted book balance of $237 million, and fair value of $213 million. In addition, CT Legacy REIT held 14 securities with a principal balance of $143 million, adjusted book balance of $7 million, and fair value (excluding CDO residual interests) of $2 million. Altogether, interest earning assets totaled $245 million of adjusted book balance.

Since its inception on March 31st, CT Legacy REIT has collected $269 million or 54% of the initial net book value of the legacy portfolio. The portfolio continues to perform as expected and, despite the flurry of payoffs received thus far, we do not anticipate similar activity in the near term as the portfolio has been culled down to the more difficult and longer term assets.

During the same timeframe, CT Legacy REIT has repaid $267 million of liabilities, representing 69% of their post-restructuring balance, bringing total debt at year end to $124 million. At year end, liabilities included the repurchase facility with JP Morgan, carrying a $59 million balance and a rate of LIBOR plus 2.50% and the mezzanine loan, carrying a balance of $65 million and a rate of 15%.

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

Subsequent to year-end, last week in fact, the Company refinanced the JP Morgan repurchase facility and the mezzanine loan with a single, new $124 million repurchase facility with JP Morgan. The facility matures in December 2014, carries a rate of LIBOR+5.50%, and has paydown hurdles and associated potential rate increases going forward. We are obviously very pleased with the refinancing, having both reduced CT Legacy REIT’s cost of debt and eliminated a multitude of restrictive covenants associated with the former mezzanine loan.

At December 31st, adjusted shareholders’ equity at CT Legacy REIT was $136 million. As I mentioned previously, this translates to a $62 million investment at CT on an adjusted basis, or $42 million net of our obligations under the related secured notes and management incentive awards plan.

Before I hand it back to Steve, I want to take a moment to give a quick tax and regulatory update. From a tax standpoint, CT and its CT Legacy REIT subsidiary both operate as REITs and both continue to experience pressure on complying with the REIT rules as their respective portfolios liquidate. There are multiple tax planning options for both entities and we will take advantage of these options should the need arise. From a regulatory standpoint, CTIMCO is now required to register as an Investment Advisor under mandates from the Dodd Frank Act and we took our first steps last night, filing Form ADV. Finally, as we have reported to shareholders in the past, we are very involved with defending the real estate related exemptions from the Investment Company Act of 1940 and have been working with our peers and industry trade groups to lobby the SEC as they continue to evaluate the specific exemptions under which we operate.

And with that, I will turn it back to Steve.

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

Stephen Plavin:	Thanks, Geoff. Operator, please open the call to anybody who has questions.

Operator:

Absolutely. At this time if you’d like to ask a question, please press * and 1 on your touchtone phone. You may remove yourself from the question queue at any time by pressing the # key. Again, * and 1 to ask a question. We’ll pause a moment to allow questions to enter the queue. Our first question comes from the side of Bernay Box with Bonanza Capital. Go ahead, your line is open.

Bernay Box:

Thank you, guys. Good morning. Could you give us a little more color on what your longer term game plan is with CTIMCO to possibly build the asset base up there? Given the fact that I think one of your comments was the commercial real estate business appeared to be overcapitalized relative to its opportunities, where do you see the opportunities to actually grow the capital base at CTIMCO?

Stephen Plavin:

We’re working on raising capital on a variety of fronts. We have our existing fund mandates in High Grade and also in Opportunity Partners. We’re developing the successor funds for those now and hope to roll those out later this year, so we do intend to continue with those investment strategies. We’re actively working on a bridge strategy and again, hoping to raise capital around that sometime in the second half of the year. We see a lot of opportunities in the market. We see the dynamic in terms of the availability of capital versus opportunities changing during 2012. We think it will become better for lenders and investors than it is today because we do think that there will be more forced sellers: banks because of the regulatory pressure, and borrowers as they reach truly final maturities in their financings.

CAPITAL

Stephen Plavin

Capital Trust

02/15/12

10:00 am ET

Bernay Box:	On the shelf filing that you still have outstanding, what is the thought process behind that?

Geoff Jervis:	It’s a $500 million shelf. We have a variety of products available to us under the shelf and we are evaluating our options as we think about capitalizing the business going forward.

Bernay Box:	So you think that at the corporate level, not externally raised capital, but internally raised capital is something the company needs to address in 2012?

Geoff Jervis:	Unclear.

Stephen Plavin:

We continue to evaluate. When we look at the business opportunities that are out there and we look at how best to exploit them, we will consider whether we want to raise third party funds or potentially raise balance sheet capital to execute any of these strategies on balance sheet, so we continue to maintain the optionality to pursue either of those two approaches.

Bernay Box:	Okay. Thank you.

Operator:	Again, it is * and 1 to ask a question. We’ll pause another moment to allow questions to enter. There are no more questions at this time.

Stephen Plavin:	Thank you, everyone. We look forward to reporting to you next quarter.

Operator:	This concludes today’s conference call. You may now disconnect.

END